UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 15, 2012
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective November 15, 2012, Tesoro Logistics LP (the "Partnership" or "TLLP") entered into a transaction (the "Acquisition") with Tesoro Corporation ("Tesoro"), Tesoro Refining and Marketing Company ("TRMC"), Tesoro Logistics GP LLC (the "General Partner") and Tesoro Logistics Operations LLC (the "Operating Company") pursuant to which TRMC sold, through the General Partner and the Partnership to the Operating Company, the Anacortes rail facility assets (the "Anacortes Rail Facility") located in Anacortes, Washington.

The Acquisition was made in exchange for consideration from the Partnership to the General Partner of $180.0 million, comprised of $162.0 million in cash and the issuance of equity with a combined fair value of $18.0 million. The equity is comprised of 93,289 general partner units and 309,838 common units, representing slightly less than a 1% limited partner interest in the Partnership.

The Anacortes Rail Facility includes a four-track unloading platform, two receiving and departing tracks capable of handling a 100-car unit train and two additional short track spurs, as well as other related assets and properties associated with the facility. The facility, which was placed in service in September 2012, has a permitted capacity to deliver up to 50,000 barrels per day ("bpd") of Bakken crude oil to Tesoro's Washington refinery. The estimated remaining useful life of all assets acquired ranges from 10 to 25 years.

The Partnership issued a press release on November 15, 2012, announcing the Acquisition, which is attached hereto as Exhibit 99.1 and incorporated by reference.

In connection with the Acquisition, the Partnership entered into the following material definitive agreements:

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) is provided below under Item 2.01 and is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Omnibus Agreement

Effective November 15, 2012, in connection with the Acquisition, the Partnership entered into a Second Amended and Restated Omnibus Agreement (the "Second Amended Omnibus Agreement") with the General Partner, Tesoro, TRMC, Tesoro Alaska Company ("Tesoro Alaska") and Tesoro Companies, Inc. ("TCI") that amends and restates the amended and restated agreement those parties entered into on April 1, 2012. The Second Amended Omnibus Agreement added the following matters to the amended and restated agreement:

•
the application of the terms of the Second Amended Omnibus Agreement to additional acquisitions by the Partnership and its affiliates from Tesoro and its affiliates, including the assets in the Acquisition;

•
the addition of indemnification for work that is required to remediate unidentified defective conditions in any of the Anacortes Rail Facility assets in order to bring such assets into good working condition;

•	the addition of certain retained liabilities of TRMC specific to the assets in the Acquisition; and

•
the increase in the annual deductible from $0.5 million to $0.6 million related to the obligations of the applicable Tesoro affiliate that sold assets to indemnify us for certain claims, losses and expenses we incur attributable to, among other matters, certain environmental, title, tax and other liabilities relating to those assets sold to us.

So long as Tesoro controls our General Partner, the Second Amended Omnibus Agreement will remain in full force and effect unless mutually terminated by the parties. If Tesoro ceases to control our General Partner, either party may terminate the Second Amended Omnibus Agreement, provided that the indemnification obligations of the Parties made under the Omnibus Agreement will remain in full force and effect in accordance with their terms.

The foregoing description is not complete and is qualified in its entirety by reference to the Second Amended Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement

Effective November 15, 2012, in connection with the Acquisition, the General Partner and certain of our subsidiaries, the Operating Company and Tesoro High Plains Pipeline Company LLC ("THPP"), entered into an Amendment and Restatement of Schedules to the Amended and Restated Operational Services Schedules (the "Amended Operational Services Schedules") with Tesoro Alaska, TRMC and TCI, which amend and restate the operational services schedules to include the assets subject to the Acquisition.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Operational Services Schedules, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Anacortes Track Use and Throughput Agreement

Effective November 15, 2012, in connection with the Acquisition, the Operating Company entered into a track use and throughput agreement (the "TTA") with TRMC under which the Operating Company will provide TRMC with use of the Anacortes track and offloading facility as well as the service of offloading crude or other agreed products from unit trains and manifest railcars. Under the TTA, TRMC is obligated to transport an average of at least 40,000 bpd of crude oil and refined products per month offloaded and throughput at the Anacortes Rail Facility at a throughput fee of $1.53 per barrel. An excess volume throughput fee of $0.75 per barrel is charged for monthly volumes in excess of 40,000 bpd.

If TRMC fails to transport aggregate volumes equal to its minimum throughput commitment described above during any calendar month, TRMC will owe the Operating Company a shortfall payment equal to the volume of the shortfall multiplied by the throughput fee. The amount of any shortfall payment paid by TRMC will be credited against any amounts owed by TRMC for the transportation of volumes in excess of its minimum throughput commitment during any of the succeeding three months after the shortfall occurs.

The fees under the TTA are indexed for inflation. The initial term of the TTA is ten years and TRMC, at its sole option, may extend the term for two renewal terms of five years each.

The foregoing description is not complete and is qualified in its entirety by reference to the TTA, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Ground Lease

Effective November 15, 2012, in connection with the Acquisition, the Operating Company entered into a ground lease (the “Ground Lease”) with TRMC. Under the Ground Lease, TRMC will lease the real property under the Anacortes Rail Facility assets to the Operating Company for a term of ninety-nine years.

The foregoing description is not complete and is qualified in its entirety by reference to the Ground Lease, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Right of First Refusal, Option Agreement and Agreement of Purchase and Sale

Effective November 15, 2012, in connection with the Acquisition, the Operating Company entered into a right of first refusal, option agreement and agreement of purchase and sale (the "Option Agreement") with TRMC. Under the Option Agreement, TRMC has a right to repurchase the Anacortes Rail Facility from the Operating Company, in the event that (i) the Operating Company elects to market the Anacortes Rail Facility and thereafter receives a bona fide offer from a third party to purchase the Anacortes Rail Facility, or (ii) the Operating Company fails to operate the Anacortes Rail Facility in the manner required by the terms of the TTA or the Mutual Track Use Agreement, which was also entered into in connection with the Acquisition.

The foregoing description is not complete and is qualified in its entirety by reference to the Option Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, TRMC, Tesoro Alaska, TCI, the Operating Company and THPP is a direct or indirect subsidiary of Tesoro. As a result, certain individuals, including officers and directors of Tesoro and the General Partner, serve as officers and/or directors of more than one of such other entities. After the Acquisition, the General Partner, as the general partner of the Partnership, holds 729,596 general partner units of the Partnership, which represents a 2% general partner interest and 979,025 common units of the Partnership, which represents an approximate 3% limited partner interest in the Partnership. Tesoro, together with TRMC, Tesoro Alaska and the General Partner, holds 1,283,915 common units and 15,254,890 subordinated units of the Partnership, which represent an approximate 45% limited partner interest, in addition to the 2% general partner interest in the Partnership discussed above.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Anacortes Rail Facility Transaction

Effective November 15, 2012, the Partnership closed on the Acquisition, as described in Item 1.01 of this report, which is incorporated in this Item 2.01 by reference.

Contribution, Conveyance and Assumption Agreement

Effective November 15, 2012, in connection with the Acquisition, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the "Contribution Agreement") with the General Partner, the Operating Company, Tesoro and TRMC. In connection with the Acquisition, the following transactions, among others, occurred pursuant to the Contribution Agreement:

•	TRMC contributed to the General Partner, as a capital contribution, its interest in the Anacortes Rail Facility in exchange for a 7% membership interest in the General Partner;

•
the General Partner contributed to the Partnership, as a capital contribution, its interest in the Anacortes Rail Facility in exchange for (a) $162 million in cash, (b) 93,289 general partner units in the Partnership and (c) 309,838 common units representing slightly less than a 1% limited partner interest in the Partnership; and

•	the Partnership contributed to the Operating Company, as a capital contribution, its interest in the Anacortes Rail Facility.

These transfers and distributions were made in a series of steps outlined in the Contribution Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance by the Partnership on November 15, 2012 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC

Effective November 15, 2012, Tesoro and TRMC, in consideration of the premises, covenants and agreements contained in the Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of April 25, 2011, as amended from time to time (the "LLC Agreement") and for other consideration as described in the Contribution Agreement, amended the LLC Agreement in the form of Amendment No. 3 to the LLC Agreement, to adjust the membership interests of the owners to reflect the Acquisition.

The foregoing description is not complete and is qualified in its entirety by reference to Amendment No. 3 to the LLC Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 15, 2012, our strategy and business plan will be provided to investors at the 2012 RBC Capital Markets' MLP Conference in the attached slides (the “Slide Presentation”). The Slide Presentation available on our website at www.tesorologistics.com, is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The Slide Presentation is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Form 8-K, including the Slide Presentation, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01	Other Events.

On November 15, 2012, the Partnership issued a press release announcing the Acquisition. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The required unaudited pro forma condensed combined consolidated financial statements of the Partnership as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits.

3.1
Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of November 15, 2012, between Tesoro Corporation and Tesoro Refining and Marketing Company.

10.1
Contribution, Conveyance and Assumption Agreement, dated as of November 15, 2012, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation and Tesoro Refining and Marketing Company.

10.2
Second Amended and Restated Omnibus Agreement, dated as of November 15, 2012, among Tesoro Corporation, Tesoro Refining and Marketing Company, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP and Tesoro Logistics GP, LLC.

10.3
Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement, dated as of November 15, 2012, among Tesoro Companies, Inc., Tesoro Refining and Marketing Company, Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC.

10.4
Anacortes Track Use and Throughput Agreement, dated as of November 15, 2012, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining and Marketing Company and Tesoro Logistics Operations LLC.

10.5	Ground Lease, dated as of November 15, 2012, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company.

10.6	Right of First Refusal, Option Agreement and Agreement of Purchase and Sale, dated as of November 15, 2012, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company.

99.1	Press release dated November 15, 2012.

99.2	Slide Presentation dated November 15, 2012.

99.3	Unaudited pro forma condensed combined consolidated financial statements of Tesoro Logistics LP as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2012

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its General Partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
3.1
Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of November 15, 2012, between Tesoro Corporation and Tesoro Refining and Marketing Company.

10.1
Contribution, Conveyance and Assumption Agreement, dated as of November 15, 2012, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation and Tesoro Refining and Marketing Company.

10.2
Second Amended and Restated Omnibus Agreement, dated as of November 15, 2012, among Tesoro Corporation, Tesoro Refining and Marketing Company, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP and Tesoro Logistics GP, LLC.

10.3
Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement, dated as of November 15, 2012, among Tesoro Companies, Inc., Tesoro Refining and Marketing Company, Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC.

10.4
Anacortes Track Use and Throughput Agreement, dated as of November 15, 2012, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining and Marketing Company and Tesoro Logistics Operations LLC.

10.5	Ground Lease, dated as of November 15, 2012, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company.

10.6	Right of First Refusal, Option Agreement and Agreement of Purchase and Sale, dated as of November 15, 2012, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company.

99.1	Press release dated November 15, 2012.

99.2	Slide Presentation dated November 15, 2012.

99.3	Unaudited pro forma condensed combined consolidated financial statements of Tesoro Logistics LP as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.